SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report - August 25, 1999
                        ---------------------------------
                        (Date of Earliest Event Reported)


                              EQUITY ONE ABS, INC.
   -------------------------------------------------------------------------
   (as depositor under a certain Pooling and Servicing Agreement dated as of
     November 30, 1998, providing for the issuance of Mortgage Pass-Through
                          Certificates, Series 1998-1)
             (Exact Name of Registrant as specified in its charter)


        Delaware                   333-24599                   52-2029487
------------------------     ---------------------      -----------------------
(State of Incorporation)     (Commission File No.)      (IRS Employer I.D. No.)


    103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
    -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (302) 478-6160
                                                    --------------

Item 5. Other Events

     Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class A Certificateholders with respect to the August 25, 1999 Distribution Date.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          EQUITY ONE ABS, INC.


                                          By: /s/ Dennis Kildea
                                                  -----------------------------
                                                  Dennis Kildea, Vice President


Dated: August 30, 1999

                                                               ANNEX A

                              EQUITY ONE ABS, INC.
                MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1998-1
                         STATEMENT TO CERTIFICATEHOLDERS

                                                                       PAGE #1
             DISTRIBUTION:     25-Aug-99
             RECORD DATE:      24-Aug-99

             ORIGINAL        BEGINNING                                                   ENDING
            CERTIFICATE     CERTIFICATE      PRINCIPAL    INTEREST        TOTAL        CERTIFICATE
 CLASS        BALANCE         BALANCE      DISTRIBUTION  DISTRIBUTION  DISTRIBUTION      BALANCE
---------------------------------------------------------------------------------------------------
   A-1    100,027,563.57   86,212,581.08   2,298,095.20   481,353.58   2,779,448.78   83,914,485.88

   A-2     25,002,775.06   22,839,421.96   1,363,508.26   132,849.30   1,496,357.56   21,475,913.70

    R          N/A              N/A                0.00         0.00           0.00         N/A
---------------------------------------------------------------------------------------------------
 TOTALS   125,030,338.63  109,052,003.04   3,661,603.46   614,202.88   4,275,806.34  105,390,399.58
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          FACTOR INFORMATION PER $1,000

                                                                ENDING
                  CUSIP        PRINCIPAL       INTEREST       CERTIFICATE
  CLASS          NUMBER      DISTRIBUTION    DISTRIBUTION       BALANCE
--------------------------------------------------------------------------------

   A-1          294751AF9     22.97461937     4.81220938      838.91362426

   A-2          294751AG7     54.53427696     5.31338220      858.94120346
--------------------------------------------------------------------------------


------------------------------
        PASS THRU RATES

                     PASS
   CLASS          THRU RATE
------------------------------
    A-1            6.70000%

    A-2            6.98000%
------------------------------


                     IF THERE ARE ANY QUESTIONS OR COMMENTS,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

                    ------------------------------------------------------
                    ARANKA PAUL
                    THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES 450 WEST 33RD STREET, 14TH FLOOR
                    NEW YORK, NEW YORK 10001
                    (212) 946-3236
                    ------------------------------------------------------


[CHASE LOGO]                       (C) COPYRIGHT 1998, THE CHASE MANHATTAN BANK

                              EQUITY ONE ABS, INC.
                MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1998-1
                         STATEMENT TO CERTIFICATEHOLDERS

          DISTRIBUTION:      25-Aug-99                                 PAGE #2
          RECORD DATE:       24-Aug-99

                                                         GROUP I        GROUP II
                                                      ------------     ------------
SEC.4.03(a)(i)    TOTAL PRINCIPAL DISTRIBUTION        2,298,095.20     1,363,508.26

                  SCHEDULED PRINCIPAL DUE               135,185.56        20,457.25
                  CURTAILMENTS                           15,724.43        31,359.53
                  PAYOFFS                             2,147,185.21     1,311,691.48
                  REPURCHASES PRINCIPAL BALANCE               0.00             0.00
                  LIQUIDATION PROCEEDS                        0.00             0.00
                  LOAN LOSSES                                 0.00             0.00
                  SUBSTITUTE LOAN ADJUSTMENT AMOUNT           0.00             0.00
                  PRINCIPAL SHORTFALL                         0.00             0.00

SEC.4.03(a)(ii)   TOTAL INTEREST DISTRIBUTION
                                                --------------------------------------------------
                                                                PREVIOUSLY    CURRENT      TOTAL
                                                 SCHEDULED        UNPAID     INTEREST    INTEREST
                                                 INTEREST        INTEREST    SHORTFALL   SHORTFALL
                                                --------------------------------------------------
                  CLASS A-1 DISTRIBUTION        481,353.58         0.00         0.00        0.00
                  CLASS A-2 DISTRIBUTION        132,849.30         0.00         0.00        0.00
                                                --------------------------------------------------

SEC.4.03(a)(iii)  TOTAL SHORTFALL
                                                --------------------------------------------------
                                                  ALLOC TO INT     ALLOC TO PRIN       SHORTFALL
                                                --------------------------------------------------
                  CLASS A-1 DISTRIBUTION              0.00              0.00              0.00
                  CLASS A-2 DISTRIBUTION              0.00              0.00              0.00
                                                 -------------------------------------------------

SEC.4.03(a)(iv)   ENDING CERTIFICATE BALANCE       CLASS A-1        CLASS A-2
                                                 -------------    -------------
                                                 83,914,485.88    21,475,913.70

                                                                 --------------
SEC.4.03(a)(v)    POOL SCHEDULED PRINCIPAL BALANCE               105,390,399.58
                                                                 --------------

                                                    GROUP I          GROUP II
                                                 -------------    -------------
                                                 83,914,485.88    21,475,913.70
SEC.4.03(a)(vi)   SERVICING FEES
                                                    GROUP I          GROUP II
                                                 -------------    -------------
                                                   34,964.37         8,948.30

SEC.4.03(a)(viii)                                              GROUP I       GROUP II
                                                             ----------     ---------
                  ADVANCES INCLUDED IN CURRENT DISTRIBUTION    9,102.33          0.00
                  AGGREGATE AMOUNT OF ADVANCES OUTSTANDING   199,497.87     33,382.12


[CHASE LOGO]                       (C) COPYRIGHT 1998, THE CHASE MANHATTAN BANK

                              EQUITY ONE ABS, INC.
                MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1998-1
                         STATEMENT TO CERTIFICATEHOLDERS

           DISTRIBUTION:      25-Aug-99
            RECORD DATE:      24-Aug-99                                  PAGE #3

SEC.4.03(a)(ix)
                 --------------------------------------------------------------
                                      GROUP I DELINQUENCIES
                 --------------------------------------------------------------
DELINQUENCIES    PERIOD        NUMBER   PERCENTAGE   PRIN. BALANCE   PERCENTAGE
                 --------------------------------------------------------------
                  1 - 30 DAYS   238      22.65%      19,599,457.94      23.36%
                 31 - 60 DAYS    35       3.33%       2,891,114.11       3.45%
                 61 - 90 DAYS     2       0.19%         237,132.33       0.28%
                 91 + DAYS        2       0.19%         123,854.64       0.15%
                 --------------------------------------------------------------

                 --------------------------------------------------------------
                                     GROUP II DELINQUENCIES
                 --------------------------------------------------------------
                 PERIOD        NUMBER   PERCENTAGE   PRIN. BALANCE   PERCENTAGE
                 --------------------------------------------------------------
                  1 - 30 DAYS    21      19.63%       5,911,344.55      27.53%
                 31 - 60 DAYS     2       1.87%         182,279.45       0.85%
                 61 - 90 DAYS     2       1.87%         169,460.61       0.79%
                 91 + DAYS        0       0.00%               0.00       0.00%
                 --------------------------------------------------------------

                 --------------------------------------------------------------
                                    GROUP I FORECLOSURE
                 --------------------------------------------------------------
FORECLOSURE      PERIOD        NUMBER   PERCENTAGE   PRIN. BALANCE   PERCENTAGE
                 --------------------------------------------------------------
                  1 - 30 DAYS     0       0.00%              0.00       0.00%
                 31 - 60 DAYS     0       0.00%              0.00       0.00%
                 61 - 90 DAYS     0       0.00%              0.00       0.00%
                 91 + DAYS        3       0.29%        325,488.96       0.39%
                 --------------------------------------------------------------

                 --------------------------------------------------------------
                                    GROUP II FORECLOSURE
                 --------------------------------------------------------------
                 PERIOD        NUMBER   PERCENTAGE   PRIN. BALANCE   PERCENTAGE
                  1 - 30 DAYS     0       0.00%               0.00       0.00%
                 31 - 60 DAYS     0       0.00%               0.00       0.00%
                 61 - 90 DAYS     0       0.00%               0.00       0.00%
                 91 + DAYS        1       0.93%          78,780.09       0.37%
                 --------------------------------------------------------------

SEC.4.03(a)(x)   LOANS THAT BECAME REO PROPERTY DURING REPORTING PERIOD:

                             LOAN NUMBER          PRIN BAL
                             -----------------------------
                 GROUP I        0.00                0.00
                 GROUP II       0.00                0.00
                             -----------------------------

SEC.4.03(a)(xi)  OUTSTANDING REO PROPERTIES
                                     -----------------------------------
                                                   GROUP I
                                     -----------------------------------
                                     NUMBER  PRINCIPAL BAL  MARKET VALUE
                                     -----------------------------------
                                        0        0.00            0.00
                                     -----------------------------------

                                     -----------------------------------
                                                   GROUP II
                                     -----------------------------------
                                     NUMBER  PRINCIPAL BAL  MARKET VALUE
                                     -----------------------------------
                                        0        0.00            0.00
                                     -----------------------------------

SEC.4.03(a)(xii)  CROSS-COLLATERALIZATION
                                           GROUP I          GROUP II
                                          --------          --------
                                          --------------------------
                                            0.00              0.00
                                          --------------------------

[CHASE LOGO]                       (C) COPYRIGHT 1998, THE CHASE MANHATTAN BANK

                              EQUITY ONE ABS, INC.
                MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1998-1
                         STATEMENT TO CERTIFICATEHOLDERS

           DISTRIBUTION:     25-Aug-99                                   PAGE #4
           RECORD DATE:      24-Aug-99

SEC.4.03(a)(xiii)     AMOUNTS WITHDRAWN FROM SPREAD ACCT
                      FOR DEPOSIT TO DISTRIBUTION ACCT

                                             GROUP I  GROUP II
                                             -----------------
                                              0.00      0.00
                                             -----------------

                                                                      CLASS A-1     CLASS A-2
                                                                    -----------   -----------
                                                                    -------------------------
SEC.4.03(a)(xiv)    MONTHLY SPREAD ACCT DEPOSIT AMOUNT                 96,130.64    37,110.26
                                                                    -------------------------

                                                                    -------------------------
                    SPREAD ACCT DEPOSIT PERCENTAGE                          100%         100%
                                                                    -------------------------

                                                                    -------------------------
                    SPREAD ACCT DEPOSIT AMOUNT                         96,130.64    37,110.26
                                                                    -------------------------

                                                                    ------------
                    SPREAD ACCT EXCESS                                      0.00
                                                                    ------------

                                                                    ------------
SEC.4.03(a)(xv)     SPREAD ACCT BALANCE AFTER DISTRIBUTION DATE     2,097,977.18
                                                                    ------------

                                                                    ------------
SEC.4.03(a)(xvi)    SPECIFIED SPREAD ACCT REQUIREMENT               3,000,728.13
                                                                    ------------

                                                                    ------------
SEC.4.03(a)(xvii)   3 LARGEST LOANS IN THE MORTGAGE POOL              709,243.14
                                                                    ------------


[CHASE LOGO]                       (C) COPYRIGHT 1998, THE CHASE MANHATTAN BANK